EXHIBIT 32.2

CERTIFICATION OF SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, David W. Kalish, do hereby certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based upon a review of the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 of One Liberty Properties, Inc. (“the Registrant”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 7, 2019	/s/ David W. Kalish
David W. Kalish
Senior Vice President and
Chief Financial Officer

The foregoing certification is being furnished pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing.